Exhibit 10.15a

Execution Copy

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1 TO LOAN AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AGREEMENT (this “Amendment”), dated as of December 11, 2014 (the “Amendment Effective Date”), is by and among AU SOLAR 2, LLC, a Delaware limited liability company (the “Borrower”), each of the lenders party thereto from time to time (the “Lenders”), ING Capital LLC, as the administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), ING Capital LLC, as the collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent” and, together with the Administrative Agent, the “Agents”), ING Capital LLC, as sole bookrunner and sole syndication agent (the “Sole Bookrunner and Syndication Agent”), CIT Finance LLC, as documentation agent (the “Documentation Agent”), ING Capital LLC, CIT Finance LLC, and Goldman Sachs Lending Partners LLC, as joint lead arrangers (the “Joint Lead Arrangers”), and Credit Agricole Corporate and Investment Bank, as senior managing agent (the “Senior Managing Agent” and together with the Borrower, Lenders, the Agents, the Documentation Agent, the Sole Bookrunner and Syndication Agent and the Joint Lead Arrangers, the “Parties”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Collateral Agent the Sole Bookrunner and Syndication Agent, the Documentation Agent, the Sole Bookrunner and Syndication Agent, the Senior Managing Agent and the Joint Lead Arrangers, are parties to that certain Loan Agreement dated as of May 23, 2014 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Loan Agreement”) pursuant to which Lenders make loans to Borrower to monetize the future Periodic Rent, certain Customer Payments and certain other payments to be received by Borrower under the Master Lease and Customer Agreements, respectively, with respect to certain Projects, on the terms, and subject to the condition set forth in the Loan Agreement;

WHEREAS, Borrower have requested that the Lenders (i) amend the Loan Agreement to, among other things, adjust the timing of the Interest Rate Coverage Ratio for periods prior to the first Scheduled Payment Date, and (ii) waive the requirement under Section 5.1(b) of the Depositary Agreement that funds in the Collection Account be applied on Scheduled Payment Dates and allow The Bank of New York Mellon, as depositary bank (the “Depositary”) to disburse the  Excess Cash Flow to  the Borrower on the  date specified in the Withdrawal/Transfer Certificate to be submitted by the Borrower to the Depositary on or about the date hereof, subject to the conditions set forth herein; and

WHEREAS, each Lender is willing to make such amendments to the Loan Agreement and grant such waivers and consents, in accordance with and subject to the terms and conditions set forth herein.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article I.

AMENDMENTS TO LOAN AGREEMENT

Section 1.01   Amendment to Section 6.1. Section 6.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.1 Interest Rate Coverage Ratio.  Beginning with the first Quarterly Date after the first Scheduled Payment Date, permit the Interest Rate Coverage Ratio as of a Quarterly Date to be less than 1.40:1.00.”

Section 1.02   Amendment to Section 6.7(e).  Section 6.7(e) of the Loan Agreement hereby amended and restated in its entirety to read as follows:

“(e) commencing on the first Scheduled Payment Date, on the first Scheduled Payment Date and, thereafter, on the first Scheduled Payment Date following each Quarterly Date to the extent such Scheduled Payment Date is prior to the eighteen (18) month anniversary of the Closing Date, and so long as (i) no Default or Event of Default has occurred and is continuing or would be caused thereby, (ii) the Interest Rate Coverage Ratio as of such Quarterly Date (or if the Quarterly Date would be September 30, 2014, then as of the first Scheduled Payment Date), or with respect to the date that is the eighteen (18) month anniversary of the Closing Date, as of the immediately preceding Quarterly Date, is not less than 2.50:1.00, (iii) the Net Equity of the Borrower is at least [***]% and (iv) no Bankruptcy Event of SolarCity has occurred and is continuing, to Member from Excess Cash Flow; and”

Article II.

WAIVER AND CONSENT

Section 2.01   Waiver and Consent. Notwithstanding the limitations in Section 5.1(b)(vii) of the Depositary Agreement, the Lenders agree to permit the Borrower to make a Restricted Payment on the date specified in the Withdrawal/Transfer Certificate to be submitted by the Borrower to the Depositary on or about the date hereof; provided that the Borrower has satisfied the conditions set forth in Section 6.7 of the Loan Agreement (taking into account, for purposes of Section 6.7(e) of the Loan Agreement, the Interest Rate Coverage Ratio shall be calculated as of the first Scheduled Payment Date).

Article III.

MISCELLANEOUS

Section 3.01   Amended Terms.  On and after the Amendment Effective Date, all references to the Loan Agreement in each of the Financing Documents shall hereafter mean the Loan Agreement as amended by this Amendment.  Except as specifically amended or waived hereby, all the terms and conditions of the Financing Documents are unaffected and shall continue to be in full force and effect according to their respective terms.  The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lenders, the Joint Lead Arrangers or the Agents under the Loan Agreement or any other Financing Document.

Section 3.02   Reaffirmation of Obligations.  Borrower hereby ratifies the Loan Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Agreement applicable to it and (b) that it is responsible for the observance and full performance of its Obligations.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Section 3.03   Financing Document.  This Amendment shall constitute a Financing Document under the terms of the Loan Agreement.

Section 3.04   Expenses.  The Borrower agrees to reimburse the Agents for the Agents’ costs and out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees, out-of-pocket expenses and disbursements of Chadbourne & Parke LLP or any other counsel for the Agents, subject to the provisions of Section 10.4 of the Loan Agreement.

Section 3.05   Further Assurances.  Borrower agrees to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

Section 3.06   Entirety.  This Amendment and the other Financing Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

Section 3.07   Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.  Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

Section 3.08   GOVERNING LAW.THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (NOT INCLUDING SUCH STATE’S CONFLICT OF LAWS PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 3.09   Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 3.10   Waiver of Jury Trial; Consent to Jurisdiction; Service of Process;.  The waiver of jury trial, jurisdiction, and service of process provisions set forth in Sections 10.14 and 10.15 of the Loan Agreement are hereby incorporated by reference, mutatis mutandis.

Section 3.11   Instruction to Agents.  By their execution and delivery of this Amendment, the Lenders consent to the amendments in Article I and hereby instruct the Administrative Agent and the Collateral Agent to execute this Amendment.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment No. 1 to Loan Agreement to be duly executed on the date first above written.

AU SOLAR 2, LLC, as Borrower

By:	/s/ Brad Buss
Name:	Brad Buss
Title:	Chief Financial Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1 TO LOAN AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment No. 1 to Loan Agreement to be duly executed on the date first above written.

ING CAPITAL LLC, as the Administrative Agent, the Collateral Agent and a Lender

By:	/s/ Erwin Thomet
Name:	Erwin Thomet
Title:	Managing Director

By:	/s/ Thomas Cantello
Name:	Thomas Cantello
Title:	Director

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1 TO LOAN AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment No. 1 to Loan Agreement to be duly executed on the date first above written.

CIT BANK, as a Lender

By:	/s/ Joseph Gyurindak
Name:	Joseph Gyurindak
Title:	Director

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1 TO LOAN AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment No. 1 to Loan Agreement to be duly executed on the date first above written.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1 TO LOAN AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment No. 1 to Loan Agreement to be duly executed on the date first above written.

ATLANTIC ASSET SECURITIZATION CORP., as a Conduit Lender

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1 TO LOAN AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment No. 1 to Loan Agreement to be duly executed on the date first above written.

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Charles D. Johnston
Name:	Charles D. Johnston
Title:	Authorized Signatory

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1 TO LOAN AGREEMENT

ACKNOWLEDGED AND AGREED

(Solely for purposes of Section 2.01)

THE BANK OF NEW YORK MELLON, as Depositary

By:	/s/ Latoya S. Elvin
Name:	Latoya S. Elvin
Title:	Vice President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1 TO LOAN AGREEMENT